UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 25, 2007

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York	10020

(Address of Principal Executive Offices)	(Zip Code)

(212) 512-2564

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Item 2.02 and 7.01.  Disclosure of Results of Operations and Financial Condition/Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of Form 8-K).

          On January 25, 2007 Registrant issued an earnings release (the “Earnings Release”) containing a discussion of Registrant’s results of operations and financial condition for the fourth quarter ending December 31, 2006.

          The Earnings Release contains financial results presented in accordance with U.S. generally accepted accounting principles (“GAAP”) that the Registrant reported 2006 diluted earnings per share of $2.40, an increase of 8.6% versus $2.21 in 2005.  The 2006 results include the following charges: $0.04 for the elimination of the restoration stock option program, $0.11 for incremental stock-based compensation and $0.06 in charges for restructuring started in the third quarter and completed in the fourth quarter.  The 2005 results include the following: a $0.04 restructuring charge in the fourth quarter, a $0.03 increase in income taxes for the repatriation of funds and a $0.01 gain on the sale of Corporate Value Consulting.

          The Earnings Release contains one statement on the Registrant’s financial results that would not be presented in a GAAP statement of earnings to the effect that:

•

Financial Services: “Revenue for this segment in 2006 increased 14.4% to $2.7 billion.  Excluding the prior year’s revenue of $101.3 million from Corporate Value Consulting, which was sold at the end of September 2005, revenue in 2006 grew by 19.4% on a non-GAAP basis.  Of the non-GAAP revenue growth, 42.9% was produced by structured finance and 26.1% came from corporate and government ratings.”

The Registrant believes that the disclosure of this data is meaningful to shareholders and analysts in understanding the Registrant’s financial condition, and to facilitate in evaluating the strengths and weaknesses of the Registrant’s continuing businesses.  In addition, this data will facilitate period-to-period comparisons of the financial performance of the Registrant.

          Item 9.01.   Exhibits.

          (99)   Earnings Release of the Registrant, dated January 25, 2007, containing a discussion of Registrant’s results of operations and financial condition for the fourth quarter ending December 31, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

/s/ Kenneth M. Vittor

By: Kenneth M. Vittor
Executive Vice President and General Counsel

Dated: January 25, 2007

INDEX TO EXHIBITS

Exhibit Number

(99)	Earnings Release of the Registrant, dated January 25, 2007, containing a discussion of Registrant’s results of operations and financial condition for the fourth quarter ending December 31, 2006.